UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2019

CAPSTEAD MORTGAGE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

MARYLAND	001-08896	75-2027937
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

8401 North Central Expressway Suite 800 Dallas, Texas		75225
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (214) 874-2323

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock ($0.01 par value)	CMO	New York Stock Exchange
7.50% Series E Cumulative Redeemable Preferred Stock ($0.10 par value)	CMOPRE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On July 29, 2019, Capstead Mortgage Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Credit Suisse Securities (USA) LLC, BofA Securities, Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein (the “Underwriters”), relating to (i) the offer and sale of 9,000,000 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), and (ii) the grant by the Company to the Underwriters of an option to purchase up to an additional 1,350,000 shares of Common Stock (together, the “Shares”). The offering closed on August 1, 2019. The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and the description of the Underwriting Agreement contained herein is qualified in its entirety by reference to such exhibit.

The offering was conducted pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-221908). The offering was made pursuant to the prospectus supplement, dated July 29, 2019, and the accompanying prospectus, dated December 5, 2017, filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act of 1933, as amended.

A copy of the opinion of Hogan Lovells US LLP (US) relating to the legality of the issuance and sale of the Shares is attached to this Current Report on Form 8-K as Exhibit 5.1. A copy of the opinion of Hunton Andrews Kurth LLP with respect to certain tax matters is attached to this Current Report on Form 8-K as Exhibit 8.1.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description

1.1

Underwriting Agreement, dated July  29, 2019, by and among Capstead Mortgage Corporation and Credit Suisse Securities (USA) LLC, BofA Securities, Inc. and J.P. Morgan Securities LLC as representatives of the several underwriters.

5.1	Opinion of Hogan Lovells US LLP (US)

8.1	Opinion of Hunton Andrews Kurth LLP

23.1	Consent of Hogan Lovells US LLP (US) (included in Exhibit 5.1)

23.2	Consent of Hunton Andrews Kurth LLP (included in Exhibit 8.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTEAD MORTGAGE CORPORATION

August 1, 2019	By:	/s/ Lance J. Phillips
Lance J. Phillips
Senior Vice President and Chief Financial Officer